UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2005
SEMITOOL, INC.
(Exact name of registrant as specified in its charter)

Montana (State or other jurisdiction of incorporation)	0-25424 (Commission File Number)	81-0384392 (IRS Employer Identification No.)

655 West Reserve Drive Kalispell, Montana (Address of principal executive offices)	59901 (Zip Code)
Registrant’s telephone number, including area code:    (406) 752-2107
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
Signatures
EXHIBIT INDEX
EXHIBIT 5.1
EXHIBIT 10.1

Item 1.01. Entry into a Material Definitive Agreement.
     On December 15, 2005, Semitool, Inc., a Montana corporation (the “Company”), entered into a Placement Agency Agreement, dated December 15, 2005, by and among the Company, Needham & Company, LLC (“Needham”) and Raymon F. Thompson, the Company’s Chairman of the Board and Chief Executive Officer (the “Placement Agency Agreement”), in connection with a registered direct offering for the issuance and sale by the Company of 3 million shares of its common stock at $9.85 per share and for the sale by Mr. Thompson of 2 million shares of common stock of the Company at $9.85 per share to certain investors. Pursuant to the Placement Agency Agreement, Needham acted as the Company’s and Mr. Thompson’s exclusive placement agent, on a commercially reasonable efforts basis, and the Company and Mr. Thompson have agreed to pay Needham a fee of 5.4% of the gross proceeds they receive in the transaction.
     The Company filed a prospectus supplement with the Securities and Exchange Commission (the “Commission”) relating to its previously filed and effective “shelf” Registration Statement on Form S-3 (No. 333-39492) in connection with the Company’s sale of up to 3 million shares of common stock of the Company. The Company also filed a prospectus supplement with the Commission relating to its previously filed and effective “shelf” Registration Statement on Form S-3 (No. 333-112964) in connection with Mr. Thompson’s sale of up to 2 million shares of common stock of the Company.
     The foregoing description of the Placement Agency Agreement is qualified in its entirety by reference to the Placement Agency Agreement attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit
Number	Description

5.1	Opinion of Richard Hegger, General Counsel to Semitool, Inc.

10.1	Placement Agency Agreement, dated December 15, 2005, by and among Semitool, Inc., Raymon F. Thompson and Needham & Company, LLC.

23.1	Consent of Richard Hegger, General Counsel to Semitool, Inc. (included in Exhibit 5.1).

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEMITOOL, INC. (Registrant)
Date: December 19, 2005	By:	/s/ Larry A. Viano
Larry A. Viano
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

5.1	Opinion of Richard Hegger, General Counsel to Semitool, Inc.

10.1	Placement Agency Agreement, dated December 15, 2005, by and among Semitool, Inc., Raymon F. Thompson and Needham & Company, LLC.

23.1	Consent of Richard Hegger, General Counsel to Semitool, Inc. (included in Exhibit 5.1).